UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of Earliest Event Reported) - June 8, 2005


                             MTM TECHNOLOGIES, INC.
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             (Exact name of registrant as specified in its charter)


         New York                        0-22122                13-3354896
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(State or other jurisdiction    Commission File Number)        (IRS Employer
    of Incorporation)                                        Identification No.)

                  850 Canal Street, Stamford, Connecticut             06902
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               (Address of principal executive offices)            (zip code)


        Registrant's telephone number, including area code - 203-975-3700


                                       N/A
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          (Former Name or Former Address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
ITEM 1.02     TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT
ITEM 2.03     CREATION OF A DIRECT FINANCIAL OBLIGATION

Introductory Statement
----------------------

On June 8, 2005, MTM Technologies, Inc. ("MTM Technologies") and its subsidiaries (collectively with MTM Technologies, the "Companies") entered into a secured revolving credit facility (the "CIT Facility") with CIT Group/Business Credit, Inc. ("CIT") and a new Amended and Restated Loan and Security Agreement (the "New Textron Facility") with Textron Financial Corporation ("Textron"), providing a combined maximum availability of up to $40 million. The CIT Facility and the New Textron Facility are secured by a first priority lien on and security interest in substantially all of the present and future assets of the Companies, including the issued and outstanding stock of the Companies (other than MTM Technologies), except for permitted encumbrances (the "Collateral"). CIT and Textron share a first priority security interest in the Collateral in accordance with the terms and conditions set forth in an inter-creditor agreement entered into by CIT and Textron on June 8, 2005.

         The CIT Facility and the Textron Facility will be used to fund working capital and floor-planning needs. The CIT Facility and the Textron Facility were also used to refinance the existing Textron floor planning facility under the former Textron facility.

         Terms not otherwise defined herein have the meaning ascribed to them in the CIT Facility or the New Textron Facility, as applicable.

CIT Facility
------------

         The CIT Facility is a three year revolving credit facility with automatic annual renewals, unless earlier terminated by MTM Technologies or CIT for up to $25 million (the "CIT Facility"), subject to a borrowing base based on eligible accounts receivable, eligible in-transit inventory (up to $500,000) and eligible finished goods inventory (up to $500,000).

         The CIT Facility requires, among other things, that the Companies maintain certain financial covenants including that MTM Technologies maintain Consolidated Senior Leverage of not greater than 4.00 to 1.00 for each fiscal quarter and that MTM Technologies maintain a Consolidated Fixed Charge Coverage Ratio of not less than 1.00 to 1.00 for each fiscal quarter, restricts their ability to incur certain additional indebtedness, and contains various customary provisions, including affirmative and negative covenants, representations and warranties and events of default. Upon an event of default, CIT may terminate the CIT Facility and/or declare all amounts outstanding under the CIT Facility immediately due and payable and exercise other remedies including foreclosure of the security for the obligations under the CIT Facility.

         All amounts under the CIT Facility are due upon the termination of the CIT Facility, subject to optional prepayment in accordance with the terms of the


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CIT Facility. Amounts borrowed under the CIT facility will bear interest at either the prime rate or at LIBOR plus 3%, in each case at the option of MTM Technologies.

         The Companies will pay to CIT (i) on a monthly basis, a line of credit fee of .25% per annum on the difference between $25 million and the outstanding daily balance of the Revolving Loans, (ii) an administrative management fee of $30,000 per annum, and (iii) a one time facility fee of $225,000.

         The CIT Facility is filed herewith as Exhibit 10.1. The foregoing description of the CIT Facility does not purport to be complete, and is qualified in its entirety by reference to the full text of such document, which is incorporated by reference herein.

Textron Facility
----------------

         The New Textron Facility allows MTM Technologies to finance inventory purchases up to $15 million from approved vendors on a 45-day interest-free basis in most cases. This replaces a $10 million Textron facility. Interest accrues after expiration of the applicable interest free period at the rate equal to a specified prime rate plus 4%.

         The New Textron Facility requires, among other things, that the Companies maintain certain performance financial covenants including that MTM Technologies maintain Consolidated Senior Leverage of not greater than 4.00 to
1.00 for each fiscal quarter and that MTM Technologies maintain a Consolidated Fixed Charge Coverage Ratio of not less than 1.00 to 1.00 for each fiscal quarter, restricts their ability to incur certain additional indebtedness, and contains various customary provisions, including affirmative and negative covenants, representations and warranties and events of default. Upon an event of default, Textron may terminate the New Textron Facility and/or declare all amounts outstanding under the New Textron Facility immediately due and payable and exercise other remedies including foreclosure of the security for the obligations under the New Textron Facility.

         The New Textron Facility is filed herewith as Exhibit 10.2. The foregoing description of the New Textron Facility does not purport to be complete, and is qualified in its entirety by reference to the full text of such document, which is incorporated by reference herein.

         The press release dated June 13, 2005, announcing MTM Technologies' financial results for the fiscal year ended March 31, 2005 and the CIT Facility and the Textron Facility is attached as a Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

         Subordination Agreements
         ------------------------

         The Companies, CIT, Textron, and each existing creditor of the Companies, including Pequot Private Equity Fund III, L.P., Pequot Offshore Private Equity Partners III, L.P., Constellation Venture Capital II, L.P., Constellation Venture Capital Offshore II, L.P., The BSC Employee Fund VI, L.P., and CVC Partners II, LLC entered into subordination agreements whereby each existing creditor of the Companies subordinated their security interest in the Companies in favor of CIT and Textron.


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ITEM 2.02   RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On June 13, 2005, MTM Technologies issued a press release announcing its financial results for the fiscal year ended March 31, 2005 and the CIT Facility and the Textron Facility. A copy of MTM Technologies' press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

         The information in this Item 2.02, including Exhibit 99.1, is being furnished, not filed, under Item 2.02, "Results of Operations and Financial Condition."

ITEM 5.02   APPOINTMENT OF PRINCIPAL OFFICERS

         On June 10, 2005 the board of directors of MTM Technologies appointed Steve Stringer as President, in addition to his current role as COO. Reference is made to MTM Technologies' Form 8-K filed on October 7, 2004, incorporated into this Item 5.02 by reference, which sets forth information regarding Mr. Stringer.

ITEM 9.     FINANCIAL STATEMENTS AND EXHIBITS

9.01        Financial Statements and Exhibits

(c)         Exhibits

            Exhibit 10.1 Financing Agreement among the CIT Group/Business Credit, Inc., the Lenders that are parties thereto, MTM Technologies, Inc., and its subsidiaries that are parties thereto, dated as of June 8, 2005.

            Exhibit 10.2 Loan and Security Agreement among Textron Financial Corporation, MTM Technologies, Inc. MTM Technologies (California) Inc., MTM Technologies (Texas) Inc., MTM Technologies (US), Inc., and Info Systems, Inc., dated as of June 8, 2005.

            Exhibit 99.1   Press Release dated June 13, 2005.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       MTM TECHNOLOGIES, INC.
                                       ----------------------
                                         (Registrant)


                                       By: /s/ Francis J. Alfano
                                           ----------------------------------
                                           Francis J. Alfano, Chief Executive
                                           Officer


June 13, 2005


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                                  EXHIBIT INDEX
                                  -------------

         EXHIBIT
         -------

         Exhibit 10.1 Financing Agreement among the CIT Group/Business Credit, Inc., the Lenders that are parties thereto, MTM Technologies, Inc., and its subsidiaries that are parties thereto, dated as of June 8, 2005.

         Exhibit 10.2 Loan and Security Agreement among Textron Financial Corporation, MTM Technologies, Inc. MTM Technologies (California) Inc., MTM Technologies (Texas) Inc., MTM Technologies (US), Inc., and Info Systems, Inc., dated as of June 8, 2005.

         Exhibit 99.1      Press Release dated June 13, 2005.


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